PROPERTY, PLANT AND EQUIPMENT	12 Months Ended
Dec. 31, 2022
PROPERTY, PLANT AND EQUIPMENT
PROPERTY, PLANT AND EQUIPMENT

6.      PROPERTY, PLANT AND EQUIPMENT

The Company’s property, plant and equipment (“PP&E”) mainly includes construction in progress (“CIP”), furniture and equipment, and  leasehold improvements.

Construction in progress (“CIP”) is stated at cost and includes costs incurred to acquire, construct, or install PP&E. CIP overhead is expensed as incurred. Construction in progress is not depreciated until such time when the asset is substantially completed and ready for its intended use.  Furniture and equipment are stated at cost and are depreciated over their estimated useful lives of 1 to 5 years. Leasehold improvements are stated at cost and are amortized over the shorter of their useful lives or the lease term. Depreciation and amortization expense are determined on a straight-line basis.

CASI Wuxi entered into a lease agreement of a state-owned land in 2019, and a series of contracts for construction and equipment since 2020. In December 2022, the Company returned the land use right to the Wuxi local government (Note 5). Meanwhile, all construction in progress on the land was disposed. The Company recorded a disposal loss for the cost of the initial infrastructure development.

Property, plant and equipment consist of the following:

(In thousands)	December 31,
	2022	2021
Furniture and equipment	$1,241	$1,728
Leasehold improvements	7,161	1,133
Construction in progress	5,728	12,095
Total property, plant and equipment, gross	14,130	14,956
Accumulated depreciation	(2,299)	(1,817)
Impairment of property, plant and equipment	—	(427)
	$11,831	$12,712

Depreciation expense were $1.2 million, $0.5 million and $0.6 million in 2022, 2021 and 2020, respectively. The Company recognized no impairment during the years ended December 31, 2022, 2021 and 2020.